                                                                    EXHIBIT 99.1

LEHMAN BROTHERS                                          Asset-Backed Securities


                               DERIVED INFORMATION

                                     [LOGO]

                                    CENTREX
                                  HOME EQUITY
                                  CORPORATION


                     $285,000,000 Certificates (approximate)
                      Centex Home Equity Loan Trust 1999-2



                  Centex Home Equity Corp. (Seller & Servicer)
                     CHEC Asset Receivable Corp. (Depositor)



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                2

                      Centex Home Equity Loan Trust 1999-2

                                   To Maturity

                                                     Est.      Est.     Expected    Stated       Expected
             Approx.                         Tsy.    WAL       Prin.      Final      Final       Ratings
 Class        Size      Group     Type      BMark    (yrs)    Window    Maturity   Maturity   (S&P/Moody's)
                                                              (mos)
A-1         73,427,000    I     Fxd - Seq   Curve    1.09      1 - 24     5/25/01   4/25/19      AAA/Aaa
A-2         13,366,000    I     Fxd - Seq   Curve    2.25     24 - 29    10/25/01   9/25/21      AAA/Aaa
A-3         31,185,000    I     Fxd - Seq   Curve    3.09     29 - 46     3/25/03   7/25/25      AAA/Aaa
A-4         29,916,000    I     Fxd - Seq   Curve    5.00     46 - 80     1/25/06   1/25/28      AAA/Aaa
A-5         19,506,000    I     Fxd - Seq   Curve   10.42     80 - 214    3/25/17   6/25/30      AAA/Aaa
A-6         18,600,000    I     Fxd - NAS   Curve    6.50     37 - 207    8/25/16   6/25/30      AAA/Aaa
A-7         84,000,000   II     Flt - PT    1 m LI   2.90      1 - 188    1/25/15   6/25/30      AAA/Aaa
A-8         15,000,000   II     Fxd - NAS   Curve    2.35     21 - 37     6/25/02   6/25/30      AAA/Aaa

                                   To 10% Call

                                                      Est.     Est.     Expected    Stated       Expected
             Approx.                         Tsy.     WAL      Prin.      Final      Final       Ratings
 Class        Size      Group     Type      Bmark    (yrs)    Window    Maturity   Maturity   (S&P/Moody's)
                                                              (mos)
A-5         19,506,000    I     Fxd - Seq   Curve     7.72    80 - 94     3/25/07   6/25/30      AAA/Aaa
A-6         18,600,000    I     Fxd - NAS   Curve     6.29    37 - 94     3/25/07   6/25/30      AAA/Aaa
A-7         84,000,000   II      Flt - PT   1 m LI    2.71     1 - 94     3/25/07   6/25/30      AAA/Aaa
A-8         15,000,000   II     Fxd - NAS   Curve     2.35    21 - 37     6/25/02   6/25/30      AAA/Aaa


                             Pricing Speed

Group I      120% PPC

             100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.


Group II     28% CPR

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               3


                       Sensitivity Analysis - To Maturity


Group I % of PPC                50.0%       75.0%       100.0%      120.0%      150.0%       200.0%      250.0%
Group II CPR                    11.0%       16.5%        22.0%       28.0%       33.0%        44.0%       55.0%

Class A-1
---------
Avg. Life (yrs)                  2.12        1.55         1.25        1.09        0.93         0.76        0.66
Mod. Dur. (yrs)                  1.91        1.43         1.16        1.02        0.88         0.73        0.63
Window (mo)                    1 - 53      1 - 37       1 - 29      1 - 24      1 - 20       1 - 16      1 - 13
Expected Final Mat.          10/25/03     6/25/02     10/25/01     5/25/01     1/25/01      9/25/00     6/25/00
Yield at 99.9974                 5.80        5.73         5.67        5.62        5.56         5.46        5.38

Class A-2
---------
Avg. Life (yrs)                  4.96        3.44         2.65        2.25        1.85         1.44        1.19
Mod. Dur. (yrs)                  4.16        3.02         2.38        2.05        1.70         1.34        1.12
Window (mo)                   53 - 66     37 - 46      29 - 35     24 - 29     20 - 24      16 - 19     13 - 15
Expected Final Mat.          11/25/04     3/25/03      4/25/02    10/25/01     5/25/01     12/25/00     8/25/00
Yield at 99.9965                 6.13        6.10         6.06        6.03        5.99         5.93        5.87

Class A-3
---------
Avg. Life (yrs)                  7.48        4.93         3.71        3.09        2.48         1.88        1.52
Mod. Dur. (yrs)                  5.78        4.12         3.21        2.73        2.24         1.73        1.41
Window (mo)                  66 - 120     46 - 75      35 - 56     29 - 46     24 - 36      19 - 27     15 - 21
Expected Final Mat.           5/25/09     8/25/05      1/25/04     3/25/03     5/25/02      8/25/01     2/25/01
Yield at 99.9771                 6.29        6.27         6.24        6.22        6.19         6.13        6.08

Class A-4
---------
Avg. Life (yrs)                 13.05        8.93         6.30        5.00        3.87         2.76        2.14
Mod. Dur. (yrs)                  8.44        6.50         4.97        4.12        3.31         2.45        1.94
Window (mo)                 120 - 202    75 - 146     56 - 110     46 - 80     36 - 59      27 - 41     21 - 31
Expected Final Mat.           3/25/16     7/25/11      7/25/08     1/25/06     4/25/04     10/25/02    12/25/01
Yield at 99.9690                 6.70        6.69         6.67        6.65        6.63         6.59        6.54

Class A-5
---------
Avg. Life (yrs)                 21.47       16.30        12.67       10.42        7.65         4.60        3.15
Mod. Dur. (yrs)                 10.61        9.26         8.00        7.03        5.61         3.77        2.73
Window (mo)                 202 - 345   146 - 307    110 - 251    80 - 214    59 - 171     41 - 125     31 - 49
Expected Final Mat.           2/25/28    12/25/24      4/25/20     3/25/17     8/25/13     10/25/09     6/25/03
Yield at 99.9947                 7.19        7.19         7.18        7.17        7.15         7.11        7.07

Class A-6
---------
Avg. Life (yrs)                  8.27        7.40         6.84        6.50        6.11         5.64        4.74
Mod. Dur. (yrs)                  6.05        5.58         5.27        5.06        4.82         4.52        3.93
Window (mo)                  37 - 339    37 - 297     37 - 243    37 - 207    37 - 167     37 - 122     37 - 95
Expected Final Mat.           8/25/27     2/25/24      8/25/19     8/25/16     4/25/13      7/25/09     4/25/07
Yield at 99.9381                 6.69        6.69         6.68        6.68        6.68         6.67        6.66

Class A-7
---------
Avg. Life (yrs)                  7.92        5.36         3.89        2.90        2.33         1.49        0.92
Window (mo)                   1 - 343     1 - 300      1 - 240     1 - 188     1 - 156      1 - 109      1 - 80
Expected Final Mat.          12/25/27     5/25/24      5/25/19     1/25/15     5/25/12      6/25/08     1/25/06


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               4


                       Sensitivity Analysis - To Maturity


Group I % of PPC                50.0%       75.0%       100.0%      120.0%      150.0%       200.0%      250.0%
Group II CPR                    11.0%       16.5%        22.0%       28.0%       33.0%        44.0%       55.0%

Class A-8
---------
Avg. Life (yrs)                  2.84        2.54         2.41        2.35        2.32         2.36        2.66
Mod. Dur. (yrs)                  2.53        2.29         2.18        2.13        2.11         2.14        2.38
Window (mo)                   21 - 49     21 - 41      21 - 38     21 - 37     21 - 37      21 - 40     21 - 57
Expected Final Mat.           6/25/03    10/25/02      7/25/02     6/25/02     6/25/02      9/25/02     2/25/04
Yield at 99.9912                 6.03        6.02         6.01        6.00        6.00         6.00        6.02

                       Sensitivity Analysis - To 10% Call

Group I % of PPC                50.0%       75.0%       100.0%      120.0%      150.0%       200.0%      250.0%
Group II CPR                    11.0%       16.5%        22.0%       28.0%       33.0%        44.0%       55.0%

Class A-5
---------
Avg. Life (yrs)                 17.55       12.58         9.58        7.72        6.00         4.16        3.07
Mod. Dur. (yrs)                  9.74        8.07         6.74        5.76        4.73         3.49        2.68
Window (mo)                 202 - 211   146 - 151    110 - 115     80 - 94     59 - 76      41 - 54     31 - 41
Expected Final Mat.          12/25/16    12/25/11     12/25/08     3/25/07     9/25/05     11/25/03    10/25/02
Yield at 99.9947                 7.19        7.18         7.17        7.16        7.14         7.10        7.06

Class A-6
---------
Avg. Life (yrs)                  8.26        7.37         6.76        6.29        5.52         4.29        3.41
Mod. Dur. (yrs)                  6.04        5.57         5.22        4.95        4.47         3.62        2.96
Window (mo)                  37 - 211    37 - 151     37 - 115     37 - 94     37 - 76      37 - 54     37 - 41
Expected Final Mat.          12/25/16    12/25/11     12/25/08     3/25/07     9/25/05     11/25/03    10/25/02
Yield at 99.9831                 6.69        6.69         6.68        6.68        6.67         6.65        6.62

Class A-7
---------
Avg. Life (yrs)                  7.43        4.95         3.59        2.71        2.16         1.38        0.87
Window (mo)                   1 - 211     1 - 151      1 - 115      1 - 94      1 - 76       1 - 54      1 - 41
Expected Final Mat.          12/25/16    12/25/11     12/25/08     3/25/07     9/25/05     11/25/03    10/25/02

Class A-8
---------
Avg. Life (yrs)                  2.84        2.54         2.41        2.35        2.32         2.36        2.54
Mod. Dur. (yrs)                  2.53        2.29         2.18        2.13        2.11         2.14        2.28
Window (mo)                   21 - 49     21 - 41      21 - 38     21 - 37     21 - 37      21 - 40     21 - 41
Expected Final Mat.           6/25/03    10/25/02      7/25/02     6/25/02     6/25/02      9/25/02    10/25/02
Yield at 99.9912                 6.03        6.02         6.01        6.00        6.00         6.00        6.01

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                5


                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

Total Number of Loans                                                           3,142
Total Outstanding Loan Balance                                        $186,000,471.34
Balloon (% of Total)                                                            0.08%
Average Loan Principal Balance                                             $59,198.11          $2,500 to $474,881.80
WA Coupon                                                                      11.36%                7.05% to 16.85%
WA Original Term (mo.)                                                     316 months                      60 to 360
WA Remaining Term (mo.)                                                    315 months                      57 to 360
WA CLTV                                                                        79.53%              11.23% to 107.92%
WA Second Mortgage Ratio                                                       33.73%                5.26% to 91.87%
(for 2nd liens only)
Lien Position (first/second)                                           93.60% / 6.40%
Property Type
        Single Family                                                          87.66%
        Two- to Four-Family                                                     4.38%
        PUD                                                                     4.08%
        Manufactured Housing                                                    1.74%
        Condo                                                                   0.76%
        Land Home                                                               0.76%
        Townhouse                                                               0.54%
        Rowhouse                                                                0.09%
Occupancy Status
        Primary Home                                                           95.12%
        Investment                                                              4.33%
        Second Home                                                             0.54%
Geographic Distribution
other states account individually for less than                     TX:        14.89%
5% of pool balance                                                  FL:         9.60%
                                                                    TN:         5.18%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                6

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

                         Cut-Off Date Principal Balances

($)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
0.01 - 5,000.00                                  2                     6,646.74                            0.00
5,000.01 - 10,000.00                             9                    87,185.35                            0.05
10,000.01 - 15,000.00                           87                 1,129,109.82                            0.61
15,000.01 - 20,000.00                          136                 2,450,012.50                            1.32
20,000.01 - 25,000.00                          191                 4,395,048.99                            2.36
25,000.01 - 30,000.00                          241                 6,695,243.02                            3.60
30,000.01 - 35,000.00                          241                 7,901,956.94                            4.25
35,000.01 - 40,000.00                          234                 8,838,442.43                            4.75
40,000.01 - 45,000.00                          219                 9,390,037.33                            5.05
45,000.01 - 50,000.00                          246                11,744,362.01                            6.31
50,000.01 - 55,000.00                          195                10,252,693.69                            5.51
55,000.01 - 60,000.00                          209                12,064,082.60                            6.49
60,000.01 - 65,000.00                          146                 9,161,396.45                            4.93
65,000.01 - 70,000.00                          152                10,297,581.11                            5.54
70,000.01 - 75,000.00                          107                 7,757,335.67                            4.17
75,000.01 - 80,000.00                           87                 6,780,195.68                            3.65
80,000.01 - 85,000.00                           79                 6,531,730.90                            3.51
85,000.01 - 90,000.00                           57                 4,967,962.93                            2.67
90,000.01 - 95,000.00                           68                 6,296,967.15                            3.39
95,000.01 - 100,000.00                          53                 5,212,235.79                            2.80
100,000.01 - 105,000.00                         53                 5,445,298.00                            2.93
105,000.01 - 110,000.00                         49                 5,272,471.39                            2.83
110,000.01 - 115,000.00                         37                 4,154,454.48                            2.23
115,000.01 - 120,000.00                         23                 2,704,611.45                            1.45
120,000.01 - 125,000.00                         33                 4,026,981.56                            2.17
125,000.01 - 130,000.00                         24                 3,058,335.86                            1.64
130,000.01 - 135,000.00                         20                 2,653,452.59                            1.43
135,000.01 - 140,000.00                         14                 1,933,673.50                            1.04
140,000.01 - 145,000.00                         15                 2,132,370.80                            1.15
145,000.01 - 150,000.00                         11                 1,636,870.73                            0.88
150,000.01 - 200,000.00                         66                11,266,198.78                            6.06
200,000.01 - 250,000.00                         24                 5,278,819.45                            2.84
250,000.01 - 300,000.00                          7                 1,901,137.07                            1.02
300,000.01 - 350,000.00                          4                 1,313,526.11                            0.71
350,000.01 - 400,000.00                          1                   367,342.55                            0.20
400,000.01 - 450,000.00                          1                   419,818.12                            0.23
450,000.01 - 500,000.00                          1                   474,881.80                            0.26
Total:                                       3,142               186,000,471.34                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                7

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.


                                   Loan Rates


(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
7.001 - 7.750                                    8                   803,517.42                            0.43
7.751 - 8.000                                   11                 1,055,142.92                            0.57
8.001 - 8.250                                   10                   749,274.76                            0.40
8.251 - 8.500                                   15                 1,237,683.77                            0.67
8.501 - 8.750                                   29                 2,006,041.06                            1.08
8.751 - 9.000                                   66                 5,466,457.91                            2.94
9.001 - 9.250                                   28                 2,269,640.59                            1.22
9.251 - 9.500                                   70                 4,722,469.60                            2.54
9.501 - 9.750                                   57                 4,006,444.28                            2.15
9.751 - 10.000                                 208                15,781,052.54                            8.48
10.001 - 10.250                                 74                 4,870,521.38                            2.62
10.251 - 10.500                                161                12,385,370.93                            6.66
10.501 - 10.750                                142                 9,664,621.96                            5.20
10.751 - 11.000                                333                20,414,893.27                           10.98
11.001 - 11.250                                113                 7,039,784.10                            3.78
11.251 - 11.500                                173                10,688,020.61                            5.75
11.501 - 11.750                                173                10,065,631.79                            5.41
11.751 - 12.000                                327                19,809,673.25                           10.65
12.001 - 12.250                                123                 7,006,382.44                            3.77
12.251 - 12.500                                201                10,305,870.92                            5.54
12.501 - 12.750                                122                 5,818,565.53                            3.13
12.751 - 13.000                                182                 8,716,088.46                            4.69
13.001 - 13.250                                 77                 3,443,825.50                            1.85
13.251 - 13.500                                 89                 4,026,855.05                            2.16
13.501 - 13.750                                 72                 2,638,518.84                            1.42
13.751 - 14.000                                103                 4,219,119.48                            2.27
14.001 - 14.250                                 33                 1,244,466.91                            0.67
14.251 - 14.500                                 29                 1,405,098.73                            0.76
14.501 - 14.750                                 30                 1,196,783.95                            0.64
14.751 - 15.000                                 37                 1,417,680.02                            0.76
15.001 - 15.250                                  4                   156,467.27                            0.08
15.251 - 15.500                                  6                   267,272.14                            0.14
15.501 - 15.750                                 13                   402,239.44                            0.22
15.751 - 16.000                                  9                   303,196.01                            0.16
16.001 - 16.250                                  1                    21,000.00                            0.01
16.251 - 16.500                                  2                    78,747.31                            0.04
16.501 - 16.750                                  1                    44,674.02                            0.02
16.751 - 17.000                                 10                   251,377.17                            0.14
Total:                                       3,142               186,000,471.34                          100.00

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

                                      Original Term to Stated Maturity


(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance

49 - 60                                         28                   622,459.03                            0.33
61 - 72                                          2                    27,529.27                            0.01
73 - 84                                         10                   263,770.70                            0.14
85 - 96                                          2                    56,898.61                            0.03
97 - 108                                         1                    53,476.40                            0.03
109 - 120                                      207                 6,358,998.93                            3.42
133 - 144                                        4                   133,708.54                            0.07
169 - 180                                      587                23,904,231.30                           12.85
181 - 192                                        1                    22,967.04                            0.01
193 - 204                                        1                    52,999.60                            0.03
229 - 240                                      325                16,073,714.37                            8.64
289 - 300                                       17                   864,612.83                            0.46
349 - 360                                    1,957               137,565,104.72                           73.96
Total:                                       3,142               186,000,471.34                          100.00

                        Remaining Term to Stated Maturity

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
49 - 60                                         28                   622,459.03                            0.33
61 - 72                                          2                    27,529.27                            0.01
73 - 84                                         10                   263,770.70                            0.14
85 - 96                                          2                    56,898.61                            0.03
97 - 108                                         1                    53,476.40                            0.03
109 - 120                                      207                 6,358,998.93                            3.42
133 - 144                                        4                   133,708.54                            0.07
157 - 168                                        1                    39,815.66                            0.02
169 - 180                                      586                23,864,415.64                           12.83
181 - 192                                        1                    22,967.04                            0.01
193 - 204                                        1                    52,999.60                            0.03
229 - 240                                      325                16,073,714.37                            8.64
289 - 300                                       17                   864,612.83                            0.46
349 - 360                                    1,957               137,565,104.72                           73.96
Total:                                       3,142               186,000,471.34                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                8

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

                                    Seasoning

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance

0                                            1,670                98,092,767.43                             52.74
1 - 6                                        1,468                87,660,521.64                             47.13
7 - 12                                           3                   207,366.60                              0.11
13 - 24                                          1                    39,815.66                              0.02
Total:                                       3,142               186,000,471.34                            100.00

                          Combined Loan-to-Value Ratio

(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
10.01 - 15.00                                    4                    78,993.59                              0.04
15.01 - 20.00                                    4                    74,569.66                              0.04
20.01 - 25.00                                   11                   231,043.93                              0.12
25.01 - 30.00                                   15                   472,416.63                              0.25
30.01 - 35.00                                   23                   703,359.74                              0.38
35.01 - 40.00                                   32                 1,006,372.89                              0.54
40.01 - 45.00                                   28                   882,454.46                              0.47
45.01 - 50.00                                   43                 1,711,431.38                              0.92
50.01 - 55.00                                   62                 2,360,410.08                              1.27
55.01 - 60.00                                   84                 3,312,966.83                              1.78
60.01 - 65.00                                  149                 7,712,340.01                              4.15
65.01 - 70.00                                  241                12,253,331.35                              6.59
70.01 - 75.00                                  335                18,199,412.85                              9.78
75.01 - 80.00                                  891                54,382,051.79                             29.24
80.01 - 85.00                                  570                32,743,243.80                             17.60
85.01 - 90.00                                  529                41,868,098.88                             22.51
90.01 - 95.00                                   63                 4,205,125.76                              2.26
95.01 - 100.00                                  43                 2,659,981.08                              1.43
100.01 - 105.00                                 11                   846,197.30                              0.45
105.01 - 110.00                                  4                   296,669.34                              0.16
Total:                                       3,142               186,000,471.34                            100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHAMAN BROTHERS                                                               9

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.


                                 Occupancy Type

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
Primary Home                                 2,952               176,929,126.12                           95.12
Investment                                     169                 8,060,929.75                            4.33
Second Home                                     21                 1,010,415.47                            0.54
Total:                                       3,142               186,000,471.34                          100.00

                                  Property Type

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
Single Family                                2,824               163,040,528.53                           87.66
2-4 Family                                     123                 8,140,962.18                            4.38
PUD                                             77                 7,590,005.46                            4.08
Manufactured Housing                            56                 3,239,744.95                            1.74
Condo                                           28                 1,419,679.44                            0.76
Land Home                                       15                 1,407,739.29                            0.76
Townhouse                                       16                 1,002,379.32                            0.54
Row House                                        3                   159,432.17                            0.09
Total:                                       3,142               186,000,471.34                          100.00


                                     States

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
AR                                              49                 2,377,541.22                            1.28
AZ                                              82                 5,607,885.88                            3.01
CA                                              44                 3,047,751.57                            1.64
CO                                              60                 5,017,694.06                            2.70
CT                                              13                   701,680.11                            0.38
DC                                               3                   243,175.40                            0.13
DE                                               4                   244,301.84                            0.13
FL                                             252                17,859,482.09                            9.60
GA                                              90                 6,177,012.35                            3.32
IA                                              68                 3,359,673.92                            1.81
       continued...

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               10

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.


                               States (continued)

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
ID                                               9                   422,486.23                            0.23
IL                                             130                 6,901,096.49                            3.71
IN                                              60                 3,661,825.49                            1.97
KS                                              68                 3,317,345.12                            1.78
KY                                              20                   902,199.91                            0.49
LA                                              45                 2,407,284.24                            1.29
MA                                              22                 1,716,789.08                            0.92
MD                                              18                   986,122.81                            0.53
ME                                              10                   496,527.56                            0.27
MI                                              56                 3,121,926.42                            1.68
MN                                              35                 1,543,158.82                            0.83
MO                                             186                 8,484,547.35                            4.56
MS                                              99                 4,248,431.28                            2.28
MT                                               2                    77,258.25                            0.04
NC                                             124                 8,512,368.15                            4.58
NE                                              51                 3,451,561.75                            1.86
NH                                               5                   548,640.77                            0.29
NJ                                              33                 2,896,068.58                            1.56
NM                                              48                 3,407,020.64                            1.83
NV                                              11                   929,518.92                            0.50
NY                                             116                 8,159,310.06                            4.39
OH                                             133                 8,111,455.20                            4.36
OK                                              83                 3,397,118.72                            1.83
OR                                              19                   864,760.33                            0.46
PA                                             152                 7,651,306.72                            4.11
RI                                               5                   406,712.00                            0.22
SC                                              76                 5,190,743.54                            2.79
TN                                             133                 9,632,358.92                            5.18
TX                                             532                27,704,419.38                           14.89
UT                                              31                 1,850,483.78                            0.99
VA                                              60                 3,579,365.64                            1.92
WA                                              55                 3,917,781.30                            2.11
WI                                              30                 1,695,384.27                            0.91
WV                                              12                   541,545.96                            0.29
WY                                               8                   629,349.23                            0.34
Total:                                       3,142               186,000,471.34                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               11

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

                                  Lien Position

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
1                                            2,737               174,101,607.12                           93.60
2                                              405                11,898,864.22                            6.40
Total:                                       3,142               186,000,471.34                          100.00


                              Second Mortgage Ratio
(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
5.01 - 10.00                                    23                   327,477.28                            2.75
10.01 - 15.00                                   53                 1,127,447.87                            9.48
15.01 - 20.00                                   73                 1,724,395.31                           14.49
20.01 - 25.00                                   63                 1,590,648.52                           13.37
25.01 - 30.00                                   44                 1,111,528.30                            9.34
30.01 - 35.00                                   45                 1,433,279.85                           12.05
35.01 - 40.00                                   22                   836,328.87                            7.03
40.01 - 45.00                                   15                   789,948.43                            6.64
45.01 - 50.00                                   18                   697,876.56                            5.87
50.01 - 55.00                                   11                   626,047.08                            5.26
55.01 - 60.00                                   12                   508,787.78                            4.28
60.01 - 65.00                                    8                   376,930.73                            3.17
65.01 - 70.00                                    5                   171,191.94                            1.44
70.01 - 75.00                                    7                   287,874.07                            2.42
75.01 - 80.00                                    3                   100,411.59                            0.84
80.01 - 85.00                                    1                    41,384.21                            0.35
90.01 - 95.00                                    2                   147,305.82                            1.24
Total:                                         405                11,898,864.22                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               12

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

                               Documentation Type

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
Full Documentation                           2,735               160,591,039.70                           86.34
Stated Income                                  282                16,209,169.44                            8.71
Limited Documentation                          125                 9,200,262.19                            4.95
Total:                                       3,142               186,000,471.34                          100.00


                                  Credit Grade

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
A+                                             213                13,975,567.92                            7.51
A                                                5                   428,739.48                            0.23
A1                                             801                52,563,493.65                           28.26
A2                                           1,039                63,093,412.81                           33.92
B                                              476                25,377,656.48                           13.64
C                                                3                   295,654.90                            0.16
C1                                             351                17,309,505.43                            9.31
C2                                             136                 6,831,331.45                            3.67
D                                              118                 6,125,109.22                            3.29
Total:                                       3,142               186,000,471.34                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               13

                          Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Cut-Off Date.

                              Prepayment Penalties

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
No                                           1,403                70,999,012.65                           38.17
Yes                                          1,739               115,001,458.68                           61.83
Total:                                       3,142               186,000,471.34                          100.00


                             Prepayment Penalty Term

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
0                                            1,403                70,999,012.65                           38.17
12                                             127                11,443,358.17                            6.15
24                                              24                 2,143,102.17                            1.15
36                                             355                25,996,959.57                           13.98
42                                               4                   233,976.56                            0.13
48                                               1                   101,970.15                            0.05
60                                           1,228                75,082,092.06                           40.37
Total:                                       3,142               186,000,471.34                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               14

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.


Total Number of Loans                                                           1,015
Total Outstanding Loan Balance                                         $99,001,058.55
Average Loan Principal Balance                                             $97,537.99            $17,600 to $400,000
WA Coupon                                                                      10.77%                6.80% to 14.99%
ARM Characteristics
        Margin                                                                  7.13%                3.05% to 11.04%
        First Periodic Cap                                                      1.70%                 1.00% to 2.00%
        Subsequent Periodic Cap                                                 1.00%
        Lifetime Cap                                                           17.77%               13.80% to 21.99%
        Lifetime Floor                                                         10.77%                6.80% to 14.99%
WA Original Term (mo.)                                                     358 months                     120 to 360
WA Remaining Term (mo.)                                                    357 months                     118 to 360
WA LTV                                                                         82.86%              10.00% to 103.49%
Loan Type
        6 mo LI ARM                                                            30.20%
        2 yr Fixed, 6 mo LI ARM                                                69.80%
Property Type
        Single Family                                                          84.43%
        Two- to Four-Family                                                     7.44%
        PUD                                                                     5.59%
        Condo                                                                   0.93%
        Townhouse                                                               0.85%
        Manufactured Housing                                                    0.65%
        Row House                                                               0.11%
Occupancy Status
        Primary Home                                                           96.72%
        Second Home                                                             0.33%
        Investment                                                              2.96%
Geographic Distribution
other states account individually for less than                     CA:         8.96%
5% of pool balance                                                  OH:         8.49%
                                                                    WA:         7.31%
                                                                    NY:         6.96%
                                                                    GA:         5.09%


                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                         Cut-Off Date Principal Balances

($)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
15,000.01 - 20,000.00                            5                    97,073.76                            0.10
20,000.01 - 25,000.00                            8                   186,613.70                            0.19
25,000.01 - 30,000.00                           24                   667,802.26                            0.67
30,000.01 - 35,000.00                           27                   888,348.53                            0.90
35,000.01 - 40,000.00                           36                 1,339,878.76                            1.35
40,000.01 - 45,000.00                           37                 1,577,202.24                            1.59
45,000.01 - 50,000.00                           46                 2,188,458.75                            2.21
50,000.01 - 55,000.00                           48                 2,535,536.55                            2.56
55,000.01 - 60,000.00                           72                 4,170,271.28                            4.21
60,000.01 - 65,000.00                           42                 2,630,741.01                            2.66
65,000.01 - 70,000.00                           44                 2,988,309.63                            3.02
70,000.01 - 75,000.00                           48                 3,481,602.11                            3.52
75,000.01 - 80,000.00                           58                 4,509,996.51                            4.56
80,000.01 - 85,000.00                           40                 3,302,461.82                            3.34
85,000.01 - 90,000.00                           37                 3,242,858.99                            3.28
90,000.01 - 95,000.00                           41                 3,803,250.94                            3.84
95,000.01 - 100,000.00                          34                 3,311,989.82                            3.35
100,000.01 - 105,000.00                         28                 2,872,693.34                            2.90
105,000.01 - 110,000.00                         26                 2,796,403.12                            2.82
110,000.01 - 115,000.00                         30                 3,358,571.98                            3.39
115,000.01 - 120,000.00                         26                 3,070,919.99                            3.10
120,000.01 - 125,000.00                         17                 2,077,592.80                            2.10
125,000.01 - 130,000.00                         16                 2,042,465.85                            2.06
130,000.01 - 135,000.00                         18                 2,388,252.50                            2.41
135,000.01 - 140,000.00                         18                 2,457,138.11                            2.48
140,000.01 - 145,000.00                         21                 3,004,074.80                            3.03
145,000.01 - 150,000.00                         12                 1,772,453.07                            1.79
150,000.01 - 200,000.00                         94                16,361,752.95                           16.53
200,000.01 - 250,000.00                         34                 7,442,386.96                            7.52
250,000.01 - 300,000.00                         15                 4,121,636.91                            4.16
300,000.01 - 350,000.00                         11                 3,527,614.53                            3.56
350,000.01 - 400,000.00                          2                   784,705.00                            0.79
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               14

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                                   Loan Rates


(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
6.751 - 7.000                                    2                   297,100.00                            0.30
7.001 - 7.250                                    1                    88,000.00                            0.09
7.251 - 7.500                                    1                   148,636.24                            0.15
7.751 - 8.000                                    2                   232,750.00                            0.24
8.001 - 8.250                                    7                 1,094,839.11                            1.11
8.251 - 8.500                                    3                   555,652.29                            0.56
8.501 - 8.750                                    9                   843,222.31                            0.85
8.751 - 9.000                                   30                 3,473,821.60                            3.51
9.001 - 9.250                                   15                 1,312,975.70                            1.33
9.251 - 9.500                                   40                 4,425,364.25                            4.47
9.501 - 9.750                                   45                 4,524,572.81                            4.57
9.751 - 10.000                                 103                11,996,224.04                           12.12
10.001 - 10.250                                 48                 4,599,089.61                            4.65
10.251 - 10.500                                 95                10,932,608.13                           11.04
10.501 - 10.750                                 75                 7,710,139.50                            7.79
10.751 - 11.000                                102                10,111,513.30                           10.21
11.001 - 11.250                                 61                 5,773,594.63                            5.83
11.251 - 11.500                                 85                 7,391,017.86                            7.47
11.501 - 11.750                                 65                 5,769,164.42                            5.83
11.751 - 12.000                                 66                 5,901,899.51                            5.96
12.001 - 12.250                                 27                 2,443,130.78                            2.47
12.251 - 12.500                                 26                 2,061,852.40                            2.08
12.501 - 12.750                                 18                 1,519,657.57                            1.53
12.751 - 13.000                                 46                 3,178,914.78                            3.21
13.001 - 13.250                                 13                 1,106,801.84                            1.12
13.251 - 13.500                                 17                   911,303.70                            0.92
13.501 - 13.750                                  1                    59,976.73                            0.06
13.751 - 14.000                                  6                   302,909.64                            0.31
14.001 - 14.250                                  3                   139,626.03                            0.14
14.251 - 14.500                                  2                    68,720.61                            0.07
14.751 - 15.000                                  1                    25,979.16                            0.03
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               15

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                        Original Term to Stated Maturity

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
109 - 120                                        2                    67,466.15                            0.07
169 - 180                                       10                   494,631.39                            0.50
229 - 240                                        8                   623,943.12                            0.63
289 - 300                                        1                   208,800.00                            0.21
349 - 360                                      994                97,606,217.89                           98.59
Total:                                       1,015                99,001,058.55                          100.00


                        Remaining Term to Stated Maturity

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
109 - 120                                        2                    67,466.15                            0.07
169 - 180                                       10                   494,631.39                            0.50
229 - 240                                        8                   623,943.12                            0.63
289 - 300                                        1                   208,800.00                            0.21
349 - 360                                      994                97,606,217.89                           98.59
Total:                                       1,015                99,001,058.55                          100.00


                                    Seasoning

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
0                                              604                58,660,812.65                           59.25
1 - 6                                          409                40,014,356.59                           40.42
7 - 12                                           2                   325,889.32                            0.33
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               16

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                               Loan-to-Value Ratio

(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
(less than or equal to)50.00                    19                   995,498.16                            1.01
50.01 - 55.00                                    7                   547,692.55                            0.55
55.01 - 60.00                                   12                   847,237.96                            0.86
60.01 - 65.00                                   20                 1,349,999.81                            1.36
65.01 - 70.00                                   45                 3,370,017.18                            3.40
70.01 - 75.00                                  105                 9,445,631.85                            9.54
75.01 - 80.00                                  218                21,385,828.40                           21.60
80.01 - 85.00                                  234                23,286,054.71                           23.52
85.01 - 90.00                                  318                34,415,121.79                           34.76
90.01 - 95.00                                   22                 2,146,876.64                            2.17
95.01 - 100.00                                  14                 1,139,692.60                            1.15
100.01 - 105.00                                  1                    71,406.90                            0.07
Total:                                       1,015                99,001,058.55                          100.00

                                 Occupancy Type

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
Primary Home                                   969                95,752,544.47                           96.72
Investment                                      42                 2,925,587.37                            2.96
Second Home                                      4                   322,926.71                            0.33
Total:                                       1,015                99,001,058.55                          100.00


                                  Property Type

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
Single Family                                  870                83,586,983.36                           84.43
2-4 Family                                      68                 7,367,138.76                            7.44
PUD                                             40                 5,534,118.40                            5.59
Condo                                           13                   916,095.93                            0.93
Townhouse                                       11                   842,216.48                            0.85
Manufactured Housing                            11                   648,252.81                            0.65
Row House                                        2                   106,252.81                            0.11
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               17

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                                     States

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
AR                                               4                   190,244.68                            0.19
AZ                                              30                 2,672,174.54                            2.70
CA                                              58                 8,872,788.61                            8.96
CO                                              21                 2,449,257.63                            2.47
CT                                              12                 1,800,482.15                            1.82
DE                                               4                   316,081.34                            0.32
FL                                              29                 2,396,733.66                            2.42
GA                                              50                 5,037,867.79                            5.09
IA                                               8                   436,720.94                            0.44
ID                                               4                   334,374.65                            0.34
IL                                              43                 3,911,167.92                            3.95
IN                                              22                 1,596,932.47                            1.61
KS                                               8                   638,439.33                            0.64
KY                                               9                   750,307.84                            0.76
LA                                               2                   104,700.00                            0.11
MA                                              33                 4,209,037.04                            4.25
MD                                              10                 1,271,780.87                            1.28
ME                                               8                   595,509.97                            0.60
MI                                              21                 1,879,680.74                            1.90
MN                                              39                 3,123,430.25                            3.15
MO                                              45                 2,975,077.08                            3.01
MS                                               5                   398,600.81                            0.40
MT                                               2                   253,149.51                            0.26
NC                                              51                 4,832,639.84                            4.88
NE                                               5                   337,266.49                            0.34
NH                                              10                 1,199,722.82                            1.21
NJ                                              22                 2,528,726.95                            2.55
NM                                               5                   555,658.55                            0.56
NV                                               9                 1,201,522.89                            1.21
NY                                              62                 6,892,980.12                            6.96
OH                                              96                 8,409,443.84                            8.49
OK                                              24                 1,365,813.48                            1.38
OR                                              12                 1,775,625.08                            1.79
PA                                              64                 4,426,032.88                            4.47
RI                                               5                   581,155.23                            0.59
       continued...

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               18

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                               States (continued)

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
SC                                              11                   764,366.49                            0.77
SD                                               1                    36,000.00                            0.04
TN                                              39                 3,386,175.73                            3.42
TX                                              34                 3,447,608.44                            3.48
UT                                               5                   552,072.11                            0.56
VA                                               6                   659,551.66                            0.67
WA                                              54                 7,239,286.56                            7.31
WI                                              28                 2,343,447.02                            2.37
WV                                               2                    85,391.85                            0.09
WY                                               3                   166,030.72                            0.17
Total:                                       1,015                99,001,058.55                          100.00


                               Documentation Type

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
Full Documentation                             859                81,718,256.20                           82.54
Stated Income                                  105                10,415,320.04                           10.52
Limited Documentation                           51                 6,867,482.32                            6.94
Total:                                       1,015                99,001,058.55                          100.00


                                  Credit Grade

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
A+                                              12                 1,572,367.91                            1.59
A1                                             161                18,726,480.10                           18.92
A2                                             477                49,189,203.90                           49.69
B                                              185                15,562,477.63                           15.72
C1                                             120                 9,709,742.97                            9.81
C2                                              59                 4,161,152.30                            4.20
D                                                1                    79,633.75                            0.08
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               19

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                                     Margin

(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
2.001 - 4.000                                    4                   525,100.00                            0.53
4.001 - 6.000                                  143                15,385,725.83                           15.54
6.001 - 8.000                                  636                64,249,276.40                           64.90
8.001 - 10.000                                 219                18,071,715.77                           18.25
10.001 - 12.000                                 13                   769,240.56                            0.78
Total:                                       1,015                99,001,058.55                          100.00


                            Next Rate Adjustment Date

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
August 1999                                     27                 2,510,497.44                            2.54
September 1999                                  93                10,530,080.08                           10.64
October 1999                                    92                 8,546,518.20                            8.63
November 1999                                   73                 8,312,599.58                            8.40
June 2000                                        1                    29,838.62                            0.03
September 2000                                   1                   296,050.70                            0.30
February 2001                                   71                 6,559,271.17                            6.63
March 2001                                     218                20,414,507.90                           20.62
April 2001                                     283                27,243,631.74                           27.52
May 2001                                       156                14,558,063.13                           14.70
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               20

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                                  Lifetime Cap

(%)                                     Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
13.501 - 14.000                                  2                   297,100.00                            0.30
14.001 - 14.500                                  2                   236,636.24                            0.24
14.501 - 15.000                                  2                   232,750.00                            0.24
15.001 - 15.500                                 10                 1,650,491.40                            1.67
15.501 - 16.000                                 39                 4,317,043.91                            4.36
16.001 - 16.500                                 55                 5,738,339.95                            5.80
16.501 - 17.000                                148                16,520,796.84                           16.69
17.001 - 17.500                                143                15,531,697.74                           15.69
17.501 - 18.000                                177                17,821,652.80                           18.00
18.001 - 18.500                                146                13,164,612.49                           13.30
18.501 - 19.000                                131                11,671,063.93                           11.79
19.001 - 19.500                                 53                 4,504,983.18                            4.55
19.501 - 20.000                                 64                 4,698,572.35                            4.75
20.001 - 20.500                                 30                 2,018,105.54                            2.04
20.501 - 21.000                                  7                   362,886.37                            0.37
21.001 - 21.500                                  5                   208,346.64                            0.21
21.501 - 22.000                                  1                    25,979.16                            0.03
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               21

                          Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                              Prepayment Penalties

                                        Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
No                                             308                27,033,360.09                           27.31
Yes                                            707                71,967,698.47                           72.69
Total:                                       1,015                99,001,058.55                          100.00


                             Prepayment Penalty Term

(months)                                Mortgage Loans     Cut-Off Date Principal        % of Cut-Off Date Pool
                                                                Balance ($)                 Principal Balance
0                                              308                27,033,360.09                           27.31
12                                              69                 9,786,188.61                            9.88
24                                              93                 9,834,672.46                            9.93
36                                             122                13,059,875.90                           13.19
42                                               6                   448,422.96                            0.45
60                                             417                38,838,538.54                           39.23
Total:                                       1,015                99,001,058.55                          100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).